Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS                                         DECEMBER 31, 1997

================================================================================

Dear Shareholder:

Our efforts in 1997 paid dividends in more ways than one, thanks in large part to timely responses made by the management and Directors of the Clemente Global Growth Fund (CLM) to shareholder concerns about performance and discounts. In the first half of the year, the Directors and shareholders of CLM approved a restructuring of the management of the Fund, strengthening the investment process, particularly by adding to CLM the formidable US investment capability of Wilmington Trust. This made it possible to double, almost immediately, the Fund's exposure to the soaring US equity market, and contributed mightily to the strong performance of CLM in 1997.

The net asset value (NAV) of the Fund rose 22.6% during the past year, compared to a return of 13.2% for the benchmark FT World Index, and the market return (price appreciation plus dividends of $0.884 per share) was 37.6%. Progress against the discount was also experienced, with a decline from 25.74% at the end of 1996 to 18.15% at the end of 1997.

The management and Directors of CLM remain firmly committed to the closed-end format for their global portfolio, and see ample justification for their commitment in last year's results. Particularly instructive may be the returns of CLM relative to the returns generated by open-end funds with a global mandate. The average global fund in the Lipper universe of open-end funds was up 13.22% in 1997, and first quintile returns begin at 18.52%. CLM certainly compares very favorably with the top-performing open-end funds in 1997. No doubt our country strategy and stock selection have a great deal to do with this out-performance, but the closed-end structure also played a significant role.

Our key decisions were to zero weight Asia outside Japan, to increase our US weighting, to concentrate emerging market investments in Latin America, and to continue over-weighting Europe. This strategy produced the strong performance described above, but only because we were patient in making changes, waiting for opportune moments, and avoiding the precipitous actions at dangerous moments that often plague open-end funds facing redemptions.

Shareholders are well aware of these advantages of the closed-end format, but many are nonetheless tempted by the quick gains to be had by eliminating the discount. The weapon of choice is, of course, open-ending. The Directors and managers of CLM are well aware of this weakness in closed-end funds, and have taken further steps to address the discount, including the recent announcement of tender offers, in 1998 and 1999, and a shareholder vote on open-ending in 2000, if the discount is not narrowed by the above actions and by continued good performance. The portfolio managers should not, however, allow themselves to be distracted by the on-going, and healthy, debate on how to best serve shareholder interest. Their mandate is clear - to focus on investment strategy and stock selection and strive for sustained superior results.

EXPLOSIVE EVENTS AND VOLATILE MARKETS IN 1997

The equity market roller coaster continued its wild ride in the final quarter of 1997. After a sharp correction in October, modest gains were experienced in global equity markets the rest of the year, but in a manner that left investors with a touch of vertigo - a week up was generally followed by a week down.

Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS-- CONTINUED                            DECEMBER 31, 1997

================================================================================

The trouble that began at mid-year, with a currency and financial crisis in Thailand, soon engulfed almost the whole of Pacific Asia, including Japan, South Korea and China, and the region's currency and equity markets literally collapsed. These developments threatened the economies and financial systems of North America and Europe, and undermined capital flows to other emerging markets. In dollar terms, only the US market was up, with Europe roughly unchanged. Losses were in the double digits in other regions during the last quarter of 1997. For the year as a whole, Japan and Asia experienced large sell-offs, while Europe (21.9%), the US (31.8%) and Latin America (28.1%) , the heavily weighted regions in our portfolio, enjoyed strong gains.

By year end, our regional breakdown was as follows: Latin America, 12.6%; North America, 37.7%; Japan, 13.7%; Europe, 36.2%. Besides the US and Japan, the largest country weightings were Germany (6.5%), Mexico (5.9%), the Netherlands (5.8%), and Brazil (5.0%). The largest sectoral weights were in financials (22.8%), reflecting European restructuring and generally falling interest rates outside of Asia; consumer goods and services (30.6%), in response to a cyclical pick-up in Latin America and continental Europe, and to still strong consumer sectors in the US and the UK; and capital goods (26.1%), as a result of infrastructure development, corporate restructuring, and the information technology revolution.

FOCUS IN 1998: WHEN TO RETURN TO ASIA

The collapse of currencies and equity markets in Pacific Asia is almost certainly overdone, and there is much value to be found in the wreckage created by the crisis. But there is also much that remains worrisome about the region: financial institutions are fragile and must be recapitalized and restructured; foreign debt burdens are being postponed, not fundamentally eased; economic adjustments have barely begun, and long periods of economic weakness and pain lie ahead. The first rallies in Asia coincided with IMF, inter-government, or inter-bank agreements that halted capital flight by promising solutions to the region's foreign debt problems. A more sustainable rally, and the one that would persuade us to enter the ravaged markets, would require credible policies for dealing with the fundamental problems, economic and financial, plaguing the region's economies. Growth will not be part of the ingredients generating investor interest in 1998, and the pick-up likely in 1999 will remain well below recent historical standards for the region. When we return to the region, the focus will be on country and company financial risks. Korean exporters, Hong Kong and Singapore banks and property companies, ASEAN telecommunications, Korean and Taiwanese electronics, and established producers/distributors of basic consumer goods are among the companies we will pursue for our re-entry into Asia.

No dramatic short-term changes are planned in the US, where inflation is low, long-term rates falling, and liquidity conditions favorable. A correction is likely later in the year as corporate profits get squeezed by Asian weakness and by rising labor costs, and here we might have a source of funds for investing in Asia. European equities should have a good year: growth is picking up, inflation and interest rates are falling, the strong dollar helps exports, corporate profits are being boosted by restructuring and improved productivity. European vulnerability to Asia risks must be evaluated country by country and company by company. A sustained rally in Japanese equities requires economic recovery, which, in turn, depends on a large fiscal stimulus. But a more aggressive policy stance, promised on a number of occasions, seems unlikely before spring. If and when that stimulus comes, attention will shift from the nifty fifty blue chip exporters to domestic plays and second line stocks.

                                               Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS-- CONTINUED                             DECEMBER 31, 1997

================================================================================

What we face in 1998 is a period of heightened risk and uncertainty, with continued high volatility. Major external shocks cannot be ruled out, coming mainly from Asia and possibly the Middle East, but the most probable scenario is one of gradual retreat from the abyss. Now, more than ever, success depends on a carefully defined strategy, a meticulous sorting out of the winners and losers in Asia, and continued emphasis on steady earnings growth among corporations in the increasingly rich European and US equity markets.

At the same time, CLM faces the need to satisfy shareholders who wish to maximize the value of their investments. We hope that the proposals made by management and Directors will meet these needs, and that we can stop short of immediately open-ending the Fund. In the perilous, but opportunity-filled circumstances in which we find ourselves, freedom from the often unplanned changes resulting from redemptions can spell the difference between the success or failure of an investment strategy. We ask that you continue to support our efforts to exploit, on your behalf, the attractive investments generated by the current turbulent global economic and financial environment.

Thank you for your continuing support.

Sincerely,

/s/ THOMAS PRAPAS                             /s/ MATTHEW BROWN
---------------------------------             ----------------------------------
    Thomas Prapas                                 Matthew Brown

Clemente Global Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1997

================================================================================

                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT           VALUE
                                                                                           ------           -----
COMMON STOCK -- 100.2%
BRAZIL -- 5.0%
  Companhia Energetica De Minas Gerais ADR          Utilities .....................        17,000        $  738,633
  Telecomunicacoes Brasileiras S.A. ADR             Telecommunications ............        15,900         1,851,356
  Uniao De Bancos Brasileiras S.A. GDR              Banking .......................        25,000           804,688
                                                                                                         ----------
                                                                                                          3,394,677
                                                                                                         ----------
CANADA -- 4.9%
  Newbridge Networks Corp.*                         Telecommunication Equipment ...        38,800         1,353,150
  Power Corporation of Canada                       Holding Company ...............        55,700         1,989,841
                                                                                                         ----------
                                                                                                          3,342,991
                                                                                                         ----------
FINLAND -- 3.0%
  Nokia Corp. ADR                                   Telecommunication Equipment ...        13,000           910,000
  Sampo Insurance Co. Ltd.                          Insurance .....................        35,000         1,144,108
                                                                                                         ----------
                                                                                                          2,054,108
                                                                                                         ----------
FRANCE -- 2.0%
  Alcatel Alsthom                                   Telecommunications ............        10,500         1,342,891
                                                                                                         ----------

GERMANY -- 6.5%
  Bayerische Vereinsbank AG                         Banking .......................        21,000         1,382,151
  Porsche AG - Preferred Shares                     Autos .........................           990         1,660,795
  SAP AG                                            Computer Services .............         4,600         1,405,748
                                                                                                         ----------
                                                                                                          4,448,694
                                                                                                         ----------
IRELAND -- 1.7%
  Bank of Ireland                                   Banking .......................        74,730         1,157,765
                                                                                                         ----------

ITALY -- 3.5%
  Banca Commerciale Italiana                        Banking .......................       375,000         1,312,776
  Telecom Italia SpA                                Telecommunications ............       163,000         1,048,457
                                                                                                         ----------
                                                                                                          2,361,233
                                                                                                         ----------
JAPAN -- 13.7%
  Bank of Tokyo-Mitsubishi                          Banking .......................        84,000         1,152,905
  Canon, Inc.                                       Electrical Equipment ..........        75,000         1,738,507
  Honda Motor Co.                                   Autos .........................        50,000         1,826,195
  Mitsubishi Estate Co., Ltd.                       Real Estate ...................        44,000           476,412
  Seven-Eleven Japan Co., Ltd.                      Retail ........................        16,000         1,127,285
  Takeda Chemicals Industries                       Pharmaceuticals ...............        42,000         1,191,335
  TDK Corp.                                         Electronics ...................        24,000         1,800,727
                                                                                                         ----------
                                                                                                          9,313,366
                                                                                                         ----------


4                                              SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS -- CONTINUED                          DECEMBER 31, 1997

================================================================================

                                                                                 SHARES/PRINCIPAL
                                                                                      AMOUNT          VALUE
                                                                                      ------          -----
MEXICO -- 5.9%
  Coca-Cola Femsa SA ADR                     Food & Beverages................         24,000        $1,392,000
  Corporacion Interamericana de
    Entretenimiento SA                       Leisure Products................        184,800         1,439,881
  Grupo Financiero Banorte SA de CV          Finance.........................        680,000         1,186,203
                                                                                                    ----------
                                                                                                     4,018,084
                                                                                                    ----------
NETHERLANDS -- 5.8%
  Baan Co., N.V.*                            Computer Services...............         43,000         1,417,043
  Koninklijke Ahold N.V.                     Retail..........................         45,000         1,181,448
  Oce-Van Der Grinten N.V.                   Electrical Equipment............         12,166         1,334,402
                                                                                                    ----------
                                                                                                     3,932,893
                                                                                                    ----------
NORWAY -- 1.3%
  Smedvig ASA (A Shares)                     Oil Integrated..................         41,300           880,814
                                                                                                    ----------

SPAIN -- 4.4%
  Acs Actividades De Construccion y
    Servicios SA                             Building/Heavy Construction.....         48,000         1,170,396
  Acs Actividades De Construccion y
    Servicios SA (Rights)*                   Building/Heavy Construction.....         48,000             1,269
  Vallehermoso SA                            Real Estate.....................         59,000         1,820,682
                                                                                                    ----------
                                                                                                     2,992,347
                                                                                                    ----------
SWEDEN -- 1.8%
  Astra AB ADR                               Medical-Drugs...................         72,000         1,237,500
                                                                                                    ----------

SWITZERLAND -- 3.5%
  Alusuisse-Lonza Holding AG                 Multi - Industry................          1,200         1,159,025
  Zurich Versicherungsgesellschaft           Insurance.......................          2,500         1,197,852
                                                                                                    ----------
                                                                                                     2,356,877
                                                                                                    ----------
UNITED  KINGDOM -- 2.7%
  BAA plc                                    Business/Public Services........         92,954           751,120
  Siebe plc                                  Machinery Manufacturer..........         54,000         1,069,617
                                                                                                    ----------
                                                                                                     1,820,737
                                                                                                    ----------
UNITED  STATES -- 32.8%
  Air Products and Chemicals, Inc.           Chemicals.......................         16,500         1,357,125
  Airtouch Communications, Inc.*             Telecommunications..............         50,000         2,078,125
  Baxter International, Inc.                 Medical Products................         27,000         1,361,812
  Cisco Systems, Inc.                        Computer Software...............         33,000         1,839,750
  Dresser Industries, Inc.                   Machinery & Equipment...........         27,000         1,132,313
  Harris Corp.                               Office Automation & Equipment...         32,800         1,504,700
  Health Management Assoc., Inc.*            Healthcare......................         75,000         1,893,750
  Home Depot, Inc.                           Retail..........................         31,500         1,854,562



SEE NOTES TO FINANCIAL STATEMENTS                                             5

Clemente Global Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS -- CONTINUED                          DECEMBER 31, 1997

================================================================================

                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT             VALUE
                                                                                           ------             -----
   Illinois Tool Works, Inc.                           Diversified ..................      27,600        $  1,659,450
   Intel Corp.                                         Semiconductors ...............      14,500           1,018,625
   Pepsico, Inc.                                       Food & Beverages .............      18,500             674,094
   Protective Life Corp.                               Insurance ....................      18,200           1,087,450
   Sungard Data Systems, Inc.*                         Computer Services ............      60,000           1,860,000
   Suntrust Banks, Inc.                                Banking ......................      20,000           1,427,500
   Tricon Global Restaurants, Inc.                     Retail .......................       1,850              53,765
   Worldcom, Inc.*                                     Telecommunications ...........      48,400           1,464,100
                                                                                                         ------------
                                                                                                           22,267,121
                                                                                                         ------------
VENEZUELA -- 1.7%
   Compania Anonima Telefonos De
     Venezuela ADR                                     Telecommunication Services....      27,000           1,123,875
                                                                                                         ------------

       TOTAL  COMMON STOCK (COST $52,805,780) .......................................                      68,045,973
                                                                                                         ------------

TIME DEPOSIT -- 6.1%
   Chase Manhattan Time Deposit,
     5.00%, 01/02/98 (Cost $4,165,000) ..............................................   4,165,000           4,165,000
                                                                                                         ------------

TOTAL INVESTMENTS (COST $56,970,780)** -- 106.3% ....................................                      72,210,973

OTHER ASSETS AND LIABILITIES, NET -- (6.3)% .........................................                      (4,260,224)
                                                                                                         ------------

NET ASSETS -- 100.0% ................................................................                    $ 67,950,749
                                                                                                         ============


ADR  American Depository Receipts
GDR  Global Depository Receipts
*    Non-Income Producing Security
**   Summary of Total Investments:

                                  COST              VALUE
                              -----------        -----------

Common Stock...............   $52,805,780        $68,045,973
Short-Term Instruments.....     4,165,000          4,165,000
                              -----------        -----------
Total Investments..........   $56,970,780        $72,210,973
                              ===========        ===========




6                                              SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1997

================================================================================

ASSETS
Investments, at value (cost $56,970,780) ................      $ 72,210,973
Cash ....................................................         1,158,487
Dividends receivable ....................................            59,097
Accrued interest receivable .............................               579
Foreign tax reclaims ....................................             7,448
Other assets ............................................             6,194
                                                               ------------
     Total Assets .......................................        73,442,778
                                                               ------------

LIABILITIES
Distribution payable ....................................         5,210,714
Investment advisory fee payable .........................            31,889
Administrative services fee payable .....................             8,613
Accrued expenses and other payables .....................           240,813
                                                               ------------
     Total Liabilities ..................................         5,492,029
                                                               ------------

NET ASSETS ..............................................      $ 67,950,749
                                                               ============
Net Assets consist of:
  Common stock, $0.01 par (authorized
    25,000,000 shares and 6,010,000 shares
    issued, 5,892,400 shares outstanding
    of common stock) ....................................      $     58,924
  Paid-in Capital .......................................        53,505,305
  Cost of  117,600 shares held in treasury ..............          (850,032)
  Accumulated net investment loss .......................            (2,489)
  Net unrealized appreciation of investments
    and translation of net assets denominated
    in foreign currencies ...............................        15,239,041
                                                               ------------

Net Assets ..............................................      $ 67,950,749
                                                               ------------

Net Asset Value Per Share
   ($67,950,749 divided by 5,892,400
   shares of common stock) ..............................      $      11.53
                                                               ============

SEE NOTES TO FINANCIAL STATEMENTS                                              7

Clemente Global Growth Fund, Inc.
STATEMENT OF OPERATIONS                                        DECEMBER 31, 1997

================================================================================

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $58,528) ........   $    771,839
  Interest .....................................................        106,364
                                                                   ------------
     Total income ..............................................        878,203
                                                                   ------------

EXPENSES
  Investment advisory fee ......................................        342,682
  Custodian fees and expenses ..................................        151,634
  Administrative services fee ..................................        103,013
  Legal fee ....................................................        138,446
  Directors' fees and expenses .................................         75,234
  Audit fee ....................................................         59,000
  Printing .....................................................         41,706
  Registration expenses ........................................         41,979
  Transfer agency services .....................................          9,464
  Insurance expense ............................................          2,863
  Miscellaneous ................................................        226,657
                                                                   ------------
     Total operating expenses ..................................      1,192,678
                                                                   ------------
Net investment loss ............................................       (314,475)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES TRANSACTIONS
Net realized gain (loss) on:
  Investments and options transactions .........................      7,014,674
  Foreign currency transactions ................................       (222,666)
Net change in unrealized appreciation (depreciation) on:
  Investments and options transactions .........................      7,164,743
  Translation of other assets and liabilities denominated
  in foreign currencies ........................................         (1,078)
                                                                   ------------
Net realized and unrealized gain on investments and foreign
  currencies transactions ......................................     13,955,673
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ 13,641,198
                                                                   ============


8                                              SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                -----------------    -----------------

Operations:
  Net investment loss .......................................     $   (314,475)        $   (159,578)
  Net realized gain (loss) on:
     Investments ............................................        7,014,674            3,454,734
     Foreign currency transactions ..........................         (222,666)            (222,807)
  Net change in unrealized appreciation (depreciation) on:
     Investments ............................................        7,164,743             (859,173)
     Translation of net assets denominated in
        foreign currencies ..................................           (1,078)                 340
                                                                  ------------         ------------

Net increase in net assets resulting from operations: .......       13,641,198            2,213,516
                                                                  ------------         ------------

Distributions to shareholders from:
  Net realized gain on investments ..........................       (5,210,714)          (5,474,039)
                                                                  ------------         ------------

Total increase (decrease) in net assets .....................        8,430,484           (3,260,523)
                                                                  ------------         ------------

NET ASSETS
Beginning of year ...........................................       59,520,265           62,780,788
                                                                  ------------         ------------
End of year .................................................     $ 67,950,749         $ 59,520,265
                                                                  ============         ============

SEE NOTES TO FINANCIAL STATEMENTS                                              9

Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997

================================================================================

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Clemente Global Growth Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities traded on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the primary exchange on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated as follows into U.S. dollars at the foreign exchange rates obtained from an independent investment data service which reports the exchange rates as of the close of the respective non-U.S. market:

         (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

        (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign

                                               Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                     DECEMBER 31, 1997

================================================================================

exchange gains and losses arise from changes in the value of the assets and liabilities other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1997, $222,666 of net realized foreign currency loss was reclassified to net investment loss and the total net investment loss of $534,652 was reclassified to capital. Net foreign currency losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of $2,489 during fiscal 1997. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING PRINCIPLES: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS -- The Fund pays to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The

Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                     DECEMBER 31, 1997

================================================================================

applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

 PERCENTAGE POINT
 DIFFERENCE BETWEEN
PERFORMANCE OF FUND                ADJUSTMENT        FEE AS
   AND % CHANGE IN       BASIC     TO BASIC FEE      ADJUSTED       MONTHLY
 FT-ACTUARIES INDEX       FEE      (ANNUALIZED)     (ANNUALIZED)    FEE RATE
 ------------------       ---     -------------     ------------    --------
+10% or greater           1%         +  .50 %          1.50 %      1/12 x 1.50%
  +9                      1          +  .40            1.40        1/12 x 1.40
  +8                      1          +  .30            1.30        1/12 x 1.30
  +7                      1          +  .25            1.25        1/12 x 1.25
  +6                      1          +  .20            1.20        1/12 x 1.20
  +5                      1          +  .15            1.15        1/12 x 1.15
  +4                      1          +  .10            1.10        1/12 x 1.10
  +3                      1          +  .075           1.075       1/12 x 1.075
  +2                      1          +  .05            1.05        1/12 x 1.05
  +1                      1          +  .025           1.025       1/12 x 1.025
   0                      1             .00            1.00        1/12 x 1.00
 - 1                      1          -  .025            .975       1/12 x  .975
 - 2                      1          -  .05             .95        1/12 x  .95
 - 3                      1          -  .075            .925       1/12 x  .925
 - 4                      1             .10             .90        1/12 x  .90
 - 5                      1          -  .15             .85        1/12 x  .85
 - 6                      1          -  .20             .80        1/12 x  .80
 - 7                      1          -  .25             .75        1/12 x  .75
 - 8                      1          -  .30             .70        1/12 x  .70
 - 9                      1          -  .40             .60        1/12 x  .60
 -10 or greater           1          -  .50             .50        1/12 x  .50

In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

Pursuant to a U.S. Advisory Agreement (the "New Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company, an indirect affiliate of the Investment Adviser ("Wilmington Trust"), dated May 29, 1997, Wilmington Trust manages the U.S. portion of the Fund's portfolio subject to the supervision of the Board of Directors. Under the terms of the New Agreement, the Investment Adviser has agreed to pay

                                               Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                     DECEMBER 31, 1997

================================================================================

Wilmington Trust a monthly fee at the rate of 25% of the net fees payable to the Investment Adviser. The fee paid to Wilmington Trust by the Investment Adviser amounted to $52,418 for the year ended December 31, 1997.

The Fund incurred $342,682 in investment advisory fees for the year ended December 31, 1997, which represents a 50% reduction from the Basic Fee.

Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated November 20, 1996, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company and an indirect affiliate of the Investment Adviser, serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, RSMC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. RSMC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports.

Under the terms of the Administration and Accounting Services Agreement, the Fund has agreed to pay RSMC a monthly fee at the annual rate of 0.15% of the Fund's assets up to $100 million, 0.08% on the next $200 million, and 0.06% on the Fund's assets over $300 million, subject to a minimum fee of $65,000 per annum. For the year ended December 31, 1997, RSMC earned fees in the amount of $103,013.

Certain directors and officers of the Fund are also directors and officers of the Investment Adviser or Wilmington Trust Company. Each unaffiliated director receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out of pocket expenses. The Fund incurred fees totaling $138,446 for the year ended December 31, 1997, for legal services to a law firm of which the Fund's Secretary is a partner.

NOTE 3. PORTFOLIO SECURITIES -- Purchases and sales of securities, other than short-term investments, for the year ended December 31, 1997 were $54,438,747 and $63,684,648, respectively.

For Federal income tax purposes, the cost of securities owned at December 31, 1997 was $56,970,780 and the net unrealized appreciation of investments was $15,240,193. Net unrealized appreciation was composed of gross appreciation of $16,052,008 for those investments having an excess of value over cost, and gross depreciation of $811,815 for those investments having an excess of cost over value.

NOTE 4. CAPITAL STOCK -- There are 25 million shares of $.01 par value common stock authorized. Of the 5,892,400 shares outstanding at December 31, 1997, the Investment Adviser owned 10,000 shares.

NOTE 5. OTHER MATTERS -- The Fund, in its ordinary course of business, invests in companies and emerging markets which may entail additional risks due to the potential political and economic instability of certain countries, the risks of restriction of repatriation, expropriation, nationalization or confiscatory taxation and the relative price volatility and liquidity of such emerging markets.

NOTE 6. SUBSEQUENT EVENT -- RSMC and the Fund have entered into an agreement with PFPC, Inc. ("PFPC") pursuant to which PFPC will provide the Fund accounting and administration services previously provided by RSMC. Effective January 20, 1998, the services previously provided by RSMC will be provided by PFPC.

Clemente Global Growth Fund, Inc.
FINANCIAL HIGHLIGHTS

================================================================================

                                                                                      YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                         1997            1996            1995             1994            1993
-------------------------------                      -----------      ----------        --------       ---------       ---------

Net asset value, beginning of period ..........      $     10.10      $    10.65       $   10.73       $   12.36       $    9.43
                                                     -----------      ----------       ---------       ---------       ---------
Net investment income (loss)                               (0.05)          (0.03)        --                (0.03)           0.02
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ...............................             2.36            0.41            0.42           (0.64)           3.56
                                                     -----------      ----------       ---------       ---------       ---------
Total from investment operations ..............             2.31            0.38            0.42           (0.67)           3.58
                                                     -----------      ----------       ---------       ---------       ---------
Distributions to shareholders from:
   Net investment income                                     --              --              --              --              --
   Net realized capital and currency gains ....            (0.88)          (0.93)          (0.50)          (0.96)          (0.65)
                                                     -----------      ----------       ---------       ---------       ---------
Total from distributions ......................            (0.88)          (0.93)          (0.50)          (0.96)          (0.65)
                                                     -----------      ----------       ---------       ---------       ---------
Increase (decrease) in net asset value ........             1.43           (0.55)          (0.08)          (1.63)           2.93
                                                     -----------      ----------       ---------       ---------       ---------
Net asset value, end of period ................      $     11.53      $    10.10       $   10.65       $   10.73       $   12.36
                                                     ===========      ==========       =========       =========       =========
Per share market value, end of period .........           9-7/16           7-1/2           8-3/8           8-1/2          11-1/4
                                                     ===========      ==========       =========       =========       =========
Total  investment return* .....................            37.62%           0.64%           4.59%         (15.91)%         53.55%
                                                     ===========      ==========       =========       =========       =========
Net assets, end of year (in 000's) ............      $    67,951      $   59,520       $  62,781       $  63,216       $  72,830
Ratios to average net assets/supplemental data:
   Net investment income (loss) ...............            (0.46)%         (0.25)%         (0.02)%         (0.25)%          0.16%
   Operating expenses .........................             1.74%           1.53%           1.58%           1.75%           1.68%
Portfolio turnover rate .......................            81.56%         120.66%          84.98%          81.73%         125.31%
Average commission rate paid** ................      $     0.0132     $   0.0050             N/A             N/A             N/A

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

 ** Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

14                                            SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
REPORT OF INDEPENDENT ACCOUNTANTS                              DECEMBER 31, 1997

================================================================================

To the Board of Directors and Shareholders of Clemente Global Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clemente Global Growth Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Philadelphia, PA  19103
February 13, 1998

Clemente Global Growth Fund, Inc.
TAX INFORMATION (UNAUDITED )                                   DECEMBER 31, 1997

================================================================================

By now, shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from the Fund.

The Fund paid distributions of $0.884311 per share from net long-term capital gains during the year ended December 31, 1997. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,210,714 as capital gain dividends for the fiscal year ended December 31, 1997. Of this total capital gain dividend amount, the Fund made a 20 percent rate gain distribution of $5,210,714.

                                               Clemente Global Growth Fund, Inc.
DIVIDEND REINVESTMENT PLAN                                     DECEMBER 31, 1997

================================================================================

Clemente Global Growth Fund, Inc. (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. American Stock Transfer & Trust Company acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the date for the dividend or distribution (the "Valuation Date"), equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date. The Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

DIRECTORS AND OFFICERS --
 LILIA C. CLEMENTE, Chairman and Director
 LEOPOLDO M. CLEMENTE, JR., President and Director
 ADRIAN C. CASSIDY, Director
 ROBERT J. CHRISTIAN , Director
 THOMAS H. LENAGH, Director
+SAM NAKAGAMA, Director
+ROBERT B. OXNAM, Director
+G. PETER  SCHIEFERDECKER, Director
 BARON J.G.A. SIRTEMA VAN GROVESTINS , Director
 WILLIAM  H. BOHNETT, Secretary
 THOMAS J. PRAPAS, Treasurer
 MARIA DISTEFANO, Assistant Secretary
----------
+Members of Audit Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICES --
 152 W. 57th Street, New York, NY 10019
 (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com. For shareholder inquiries, please call 1-800-937-5449.)

INVESTMENT ADVISERS --
 Clemente Capital, Inc.
 Wilmington Trust Company

ADMINISTRATOR --
 PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
 American Stock Transfer & Trust Company

CUSTODIAN  --
 Brown Brothers Harriman & Co.

LEGAL COUNSEL --
 Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS --
 Price Waterhouse LLP

 SUMMARY OF GENERAL INFORMATION

================================================================================

THE FUND

Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN

Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

    This report is transmitted to the shareholders of Clemente Global Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for (use in the purchase of shares of the Fund or any securities)mentioned in this report.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                                     [LOGO]



                                CLEMENTE GLOBAL
                               GROWTH FUND, INC.



                                 ANNUAL REPORT
                               =================
                               DECEMBER 31, 1997